AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE | PAGE 1 OF PAGES 2

2. AMENDMENT/MODIFICATION NO.: 0001
3. EFFECTIVE DATE: 01/31/2005
4. REQUISITION/PURCHASE REQ. NO.: Q-5-QF-08-00-A04 001
5. PROJECT NO. (If applicable)

6. ISSUED BY CODE 1R0600
Internal Revenue Service
6009 Oxon Hill Road, Suite 500
Oxon Hill, MD 20745

Carol A. Ransom 202-283-1163

7. ADMINISTERED BY (If other than Item 6) CODE
See item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
PARADIGM SOLUTIONS CORPORATION 00053153
2600 TOWER OAKS BLVD.,
SUITE 500
ROCKVILLE, MD 208524221

Dennis Spokany (240) 283-3481

CODE | FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X 10A. MODIFICATION OF CONTRACT/ORDER NO.: TIRNO-01-D-00015 0029
10B. DATED (SEE ITEM 13): 12/22/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
050609190 OF01000 0S 7030A ZGR1M Net Decrease: $-71,049.29

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X D.	OTHER (Specify type of modification and authority) FAR 43.103(b)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to delete Allen Systems Software from Delivery Order 0029 for Detroit Computing Center. Accordingly, Contract Line Items Numbers, 4500A, 4501, 4502, 4503 and 4504 are deleted from Delivery Order 0029 effective January 31, 2005. This results in a decrease of $71,049.28. The total of Delivery Order 0029 is changed to 1,877,568.29.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): DENNIS SPOKANY, PROJECT MANAGER
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): CAROL A RANSOM 202-283-1163

15B. CONTRACTOR/OFFEROR: [signature] (Signature of person authorized to sign)
15C. DATE SIGNED: 3/2/05
16B. UNITED STATES OF AMERICA BY [signature: Carol A. Ransom] (Signature of Contracting Officer)
16C. DATE SIGNED: 3/2/2005